                                                                    Exhibit 99.1

Item 6.  Selected Financial and Operating Information
-------  --------------------------------------------

The  following  table sets forth  selected  financial  and  operating  data on a historical  basis for the  Company  and should be read in  conjunction  with the
financial   statements  appearing  elsewhere  in  this  Form  10-K  (amounts  in thousands, except per share data).

                                                                   2005(5)       2004(5)          2003         2002         2001
                                                                   -------       -------          ----         ----         ----
Revenues:
Rental Income                                                     $416,709      $387,280      $348,895     $304,478     $265,024
Other Income (1)                                                    26,151        21,950        20,936       17,621       17,739
                                                                  --------      --------      --------     --------     --------
TOTAL REVENUES                                                     442,860       409,230       369,831      322,099      282,763
                                                                  --------      --------      --------     --------     --------
Expenses:
Operating and maintenance                                          198,487       180,827       158,740      133,146      117,545
General & administrative                                            19,652        23,978        22,607       12,649       10,542
Interest                                                            97,898        83,078        75,926       65,640       52,604
Depreciation & amortization                                         90,111        79,565        66,186       53,943       49,693
Prepayment penalties                                                     -             -             -        3,275          116
Impairment of assets held as General Partner                           400         1,116         2,518        3,533            -
                                                                  --------      --------      --------     --------     --------
TOTAL EXPENSES                                                     406,548       368,564       325,977      272,186      230,500
                                                                  --------      --------      --------     --------     --------
Income from operations                                              36,312        40,666        43,854       49,913       52,263

Equity in earnings (losses) of unconsolidated affiliates                 -          (538)       (1,892)     (17,493)         123
                                                                  --------      --------      --------     --------     --------
Income before minority interest, discontinued operations and
   extraordinary item                                               36,312        40,128        41,962       32,420       52,386
Minority interest in limited partnership                                 -           441             -            -            -

Minority interest in operating partnerships                         (9,905)      (10,591)      (10,867)      (4,882)     (14,492)
                                                                  --------      --------      --------     --------     --------
Income from continuing operations                                   26,407        29,978        31,095       27,538       37,894

Discontinued operations, net of minority interest                   55,105        17,432        10,712       17,603       11,356
                                                                  --------      --------      --------     --------     --------
Income before gain (loss) on disposition of property and
   business and cumulative effect of change in accounting
   principle                                                        81,512        47,410        41,807       45,141       49,250
Gain (loss) on disposition of property and business, net of
   minority interest                                                     -           (67)           (9)        (202)      15,256
                                                                  --------      --------      --------     --------     --------
Income before cumulative effect of change in accounting
   principle                                                        81,512        47,343        41,798       44,939       64,506
Cumulative effect of change in accounting principle, net of
   minority interest                                                     -          (321)            -            -            -
                                                                  --------      --------      --------     --------     --------
Net Income                                                          81,512        47,022        41,798       44,939       64,506
Preferred dividends                                                 (6,279)       (7,593)      (11,340)     (14,744)     (17,681)

Premium on Series B preferred stock repurchase                           -             -             -       (5,025)           -
                                                                                             $
Net income available to common shareholders                      $  75,233     $  39,429        30,458    $  25,170    $  46,825
                                                                  ========      ========      ========     ========     ========

Basic earnings per share data:
  Income from continuing operations                                  $0.63         $0.68         $0.67        $0.29        $1.61
  Discontinued operations                                             1.72          0.53          0.37         0.68         0.51
  Cumulative effect of change in accounting principle                    -         (0.01)            -            -            -
                                                                     -----         -----         -----        -----        -----
Net income available to common shareholders                          $2.35         $1.20         $1.04        $0.97        $2.12
                                                                     =====         =====         =====        =====        =====
Diluted earnings per share data:
  Income from continuing operations                                  $0.62         $0.67         $0.67        $0.29        $1.60
  Discontinued operations                                             1.71          0.52          0.36         0.67         0.51
  Cumulative effect of change in accounting principle                    -         (0.01)            -            -            -
                                                                     -----         -----         -----        -----        -----
Net income available to common shareholders                          $2.33         $1.18         $1.03        $0.96        $2.11
                                                                     =====         =====         =====        =====        =====
Cash dividends declared per common share                             $2.53         $2.49         $2.45        $2.41        $2.31
                                                                     =====         =====         =====        =====        =====
Balance Sheet Data:
Real estate, before accumulated depreciation                     $3,330,77   0$3,123,901    $2,752,992   $2,597,278   $2,135,078
Total assets                                                     2,977,870     2,816,796     2,513,317    2,456,266    2,063,789
Total debt (including held for sale)                             1,924,086     1,702,722     1,380,696    1,335,807      992,858
Series B convertible cumulative preferred stock                          -             -             -            -       48,733
Redeemable preferred stock (2)                                      60,000        85,000        85,000      167,680      114,000
Stockholders' equity                                               656,812       720,422       741,263      726,242      620,596
Other Data:
Net cash provided by operating activities                         $132,947      $161,691      $150,693     $140,612     $148,505
Net cash used in investing activities                             (179,696)     (165,466)     (112,025)    (295,181)    (139,106)
Net cash provided by (used in) financing activities                 44,215         5,747       (42,347)     152,632       (9,129)
Funds from Operations (3)                                          137,606       126,953       132,803      121,745      136,604
Adjusted Funds From Operations(4)                                  115,720       104,787       111,020      100,654      120,994
Weighted average number of shares outstanding:
   Basic                                                         31,962,08   232,911,945    29,208,242   26,054,535   22,101,027
   Diluted                                                       32,328,10   533,314,038    29,575,660   26,335,316   22,227,521
Total communities owned at end of period                               153           150           147          152          143
Total apartment units owned at end of period                        43,432        41,776        40,946       41,776       39,007

(1)  Other income  includes  property  other income,  interest  income and other income.

(2)  Redeemable  preferred  stock is  redeemable  solely  at the  option  of the
     Company.

(3)  Pursuant to the revised definition of Funds From Operations ("FFO") adopted by the  Board of  Governors  of the  National  Association  of Real  Estate
     Investment  Trusts  ("NAREIT"),  FFO is defined as net income  (computed in accordance  with  accounting  principles  generally  accepted in the United
     States  of  America  ("GAAP"))  excluding  gains or  losses  from  sales of property,  minority interest and extraordinary items plus depreciation from real property  including  adjustments for  unconsolidated  partnerships and joint ventures less dividends from  non-convertible  preferred  shares.  In
     2003, the Company added back debt  extinguishment  costs which are incurred as a result of repaying  property  specific debt  triggered  upon sale as a gain or loss on sale of the property. Because of the limitations of the FFO definition as published by NAREIT as set forth above,  the Company has made certain  interpretations  in applying the definition.  The Company believes all  adjustments  not  specifically  provided for are  consistent  with the definition.

     FFO falls within the definition of "non-GAAP  financial  measure" set forth in Item 10(e) of Regulation  S-K and as a result the Company is required to include in this report a statement  disclosing  the reasons why  management believes that  presentation of this measure provides useful  information to investors.  Management  believes  that  in  order  to  facilitate  a  clear understanding of the combined historical  operating results of the Company,
     FFO should be considered in conjunction with net income as presented in the consolidated  financial  statements  included elsewhere herein.  Management believes  that by  excluding  gains or losses  related to  dispositions  of property  and  excluding  real  estate  depreciation  (which can vary among owners of similar  assets in similar  condition  based on  historical  cost accounting  and  useful  life  estimates),  FFO can  help one  compare  the operating  performance  of a company's  real estate  between  periods or as compared to  different  companies.  The Company  also uses this  measure to compare its  performance to that of its peer group.  FFO does not represent cash  generated  from  operating  activities in accordance  with  generally accepted  accounting  principles and is not necessarily  indicative of cash available  to  fund  cash  needs.  FFO  should  not  be  considered  as  an alternative to net income as an indication of the Company's  performance or to cash flow as a measure of liquidity.

     The following  table sets forth the  calculation  of FFO and Adjusted Funds from  Operations  for the previous five years,  beginning  with "net income available to common  shareholders"  from the  Company's  audited  financial statements prepared in accordance with GAAP:

                                                                    2005        2004       2003      2002       2001
                                                                    ----        ----       ----      ----       ----

Net income available to common shareholders                      $75,233    $ 39,429   $ 30,458  $ 25,170   $ 46,825
Convertible Preferred dividends(a)                                   880       2,194      5,939    10,589     17,681
Depreciation from real property(b)                                97,686      91,564     79,577    67,919     64,589
Impairment on General Partner Investment                               -         945      1,785     1,470          -
(Gain) loss from sale of property                                      -          50        260       202   (15,256)
Minority interest                                                  9,905      10,591     13,965     9,451     17,890
Minority interest - discontinued operations                          552       2,966      1,385     2,775      4,759
Impairment of real property                                            -           -        423     1,565          -
(Gain) loss from sale of discontinued operations                 (46,650)    (21,107)    (2,599)   (5,696)         -
Prepayment penalties                                                   -           -          -     3,275        116
Loss from early extinguishment of debt in connection with
   sale of real estate                                                 -           -      1,610         -          -
Cumulative effect of change in accounting principle
                                                                       -         321          -         -          -
                                                                --------    --------   --------  --------   --------
FFO as defined above                                             137,606     126,953    132,803   116,720    136,604
Premium paid on Series B repurchased(c)                                -           -          -     5,025          -
                                                                --------    --------   --------  --------   --------
FFO as adjusted by the Company                                   137,606     126,953    132,803   121,745    136,604
Reserve(3)                                                       (21,886)    (22,166)   (21,783)  (21,091)   (15,610)
                                                                --------    --------   --------  --------   --------
Adjusted Funds From Operations                                  $115,720    $104,787   $111,020  $100,654   $120,994
                                                                ========    ========   ========  ========   ========

Weighted average common shares/units outstanding:
      Basic                                                     47,714.3    48,675.0   45,276.7  42,062.1   37,980.0
                                                                ========    ========   ========  ========   ========
      Diluted(a)                                                48,411.3    49,077.1   47,873.8  46,466.4   45,063.6
                                                                ========    ========   ========  ========   ========

FFO as adjusted by the Company per share diluted (a)               $2.84       $2.54     $2.77      $2.62      $3.03
                                                                   =====       =====     =====      =====      =====

(a)  The calculation of FFO and FFO per share assumes the conversion of dilutive common stock equivalents and convertible  preferred stock.  Therefore,  the convertible  preferred  dividends  are added to FFO,  and the common  stock equivalent  is  included  in both the basic and  diluted  weighted  average common  shares/units  outstanding.  The convertible  preferred stock had an anti-dilutive effect in 2004 on the per-share calculation;  therefore,  the convertible  preferred  dividends of $2,194 are not included in FFO for the
     2004  diluted   calculation.   The  weighted  average  common  shares/units
     outstanding assumes conversion of all UPREIT Units to common shares.

(b)  Includes amounts passed through from unconsolidated investments.

(c)  FFO for 2002  includes  adding  back the  premium on the Series B preferred stock repurchase of $5,025.  All REITs may not be using the same definition for FFO. Accordingly, the above presentation may not be comparable to other similarly titled measures of FFO of other REITs.

(4)  Adjusted Funds From  Operations is defined as Funds from Operations less an
     annual   reserve  for   anticipated   recurring,   non-revenue   generating
     capitalized  costs  ("Reserve") of $525 for 2005, 2004, 2003 and 2002 ($400
     used for 2001) per apartment unit (weighted  average units owned during the year). The adjustment from FFO to AFFO only takes into account this reserve level as previously  described.  The NAREIT  definition of FFO or AFFO does not take into  account any  additional  costs of capital  improvements  and capitalized  interest  that also are  incurred.  The total level of capital improvements  and  capitalized  interest  (including  the amount defined as reserve)  for the  five  years  are as  follows:  2005 -  $100,013;  2004 -
     $102,700; 2003 - $106,346; 2002 - $115,692; and 2001 - $130,648. Please see
     Item 7 - Management's  Discussion  and Analysis of Financial  Condition and
     Results of Operations for an expanded discussion on capital improvements.

(5)  For the  years  ended  December  31,  2005 and  2004,  we  reclassified  to discontinued operations the results of two properties that we sold on April
     5, 2006. See Note 19 to our consolidated financial statements.